BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Alternative Strategies V.I. Fund

BlackRock iShares® Dynamic Allocation V.I. Fund

BlackRock iShares® Dynamic Fixed Income V.I. Fund

BlackRock iShares® Equity Appreciation V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 2, 2018

to the Prospectus of each Fund, each dated May 1, 2017, as supplemented to date

Effective May 1, 2018, the following changes are made to the Prospectus for BlackRock iShares® Alternative Strategies V.I. Fund:

Effective May 1, 2018, the BlackRock iShares® Alternative Strategies V.I. Fund will change the benchmark against which it measures its performance from a customized weighted index comprised of 60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index to a customized weighted index comprised of 40% MSCI ACWI Minimum Volatility Index/30% Bloomberg Barclays Global Aggregate Bond Ex-USD Hedged Index/20% FTSE EPRA/NAREIT Developed Index/10% S&P GSCI Commodity Index. Fund management believes the customized weighted index of 40% MSCI ACWI Minimum Volatility Index/30% Bloomberg Barclays Global Aggregate Bond Ex-USD Hedged Index/20% FTSE EPRA/NAREIT Developed Index/10% S&P GSCI Commodity Index more accurately reflects the investment strategy of the BlackRock iShares® Alternative Strategies V.I. Fund. The MSCI ACWI Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across 23 Developed Markets and 23 Emerging Markets countries. The Bloomberg Barclays Global Aggregate Bond Ex-USD Hedged Index tracks international investment grade government bonds from developed nations. The FTSE EPRA/NAREIT Developed Index is a free-float adjusted market index designed to track the performance of listed real estate companies and REITs worldwide. The S&P GSCI Commodity Index is a benchmark that is broad-based and production weighted to represent the global commodity market beta. For the one-, five- and ten-year periods ended December 31, 2017, the average annual total returns for the customized weighted index comprised of 40% MSCI ACWI Minimum Volatility Index/30% Bloomberg Barclays Global Aggregate Bond Ex-USD Hedged Index/20% FTSE EPRA/NAREIT Developed Index/10% GSCI Commodity Index were 10.52%, 5.70% and 4.29%, respectively.

Effective immediately, the following changes are made to each Fund’s Prospectus:

The section entitled “Fund Overview — Key Facts About BlackRock iShares® Alternative Strategies V.I. Fund — Portfolio Managers,” “Fund Overview — Key Facts About BlackRock iShares® Dynamic Allocation V.I. Fund — Portfolio Managers,” “Fund Overview — Key Facts About BlackRock iShares® Dynamic Fixed Income V.I. Fund — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock iShares® Equity Appreciation V.I. Fund — Portfolio Managers” in each Fund’s Prospectus, as applicable, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amy Whitelaw	2014	Managing Director of BlackRock, Inc.
Michael Gates, CFA	2016	Managing Director of BlackRock, Inc.

The section of each Fund’s Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amy Whitelaw and Michael Gates, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Funds — Portfolio Manager Information — BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock iShares® Alternative Strategies V.I. Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund

Each Fund is managed by Amy Whitelaw and Michael Gates, CFA who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Amy Whitelaw	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012; Principal of Barclays Global Investors (“BGI”) from 2000 to 2009.
Michael Gates, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2016	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

Shareholders should retain this Supplement for future reference.

PRO-VAR4-0318SUP

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